Combined Earnings Per Share - Additional Information (Detail)	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Description on diluted earnings per share and underlying earnings per share calculation	In calculating diluted earnings per share and underlying earnings per share, a number of adjustments are made to the number of shares, principally, the exercise of share plans by employees.
Description of common stock unification conversion ratio	NV were issued PLC ordinary shares on a 1:1 ratio